FUND MANAGER'S LETTER
 ................................................................................
To Our Fellow Shareholders:                                          August 1998

   The net asset value (NAV) of a common share of the Fund declined from $14.37 on March 31, 1998, to $14.03 on June 30, 1998, after deducting the distribution of 36 cents declared during the quarter. The market price of a share of the Fund traded in a range from $12.125 to $14.25 before closing the quarter at $12.75. The ending price represented a discount to NAV of 9.1 percent compared with a discount to NAV of 6.1 percent on March 31, 1998. Key investment results and comparisons are noted below.

   As the table shows, during the second quarter the Fund's net asset value increased 0.5 percent, which compares with 1.9 percent for the Lipper Growth Mutual Fund Average (the Fund's primary benchmark) and 3.2 percent for the NASDAQ Composite Index. For the latest six months, the Fund's net asset value was up 14.8 percent compared with 15.1 percent for the Lipper Average and 20.7 percent for the NASDAQ Index.

   Large capitalization stocks continued to outperform small cap stocks in the second quarter, both as to the market as a whole and as to growth stocks in particular. The S&P 500, a large cap proxy, continued its advance for an unprecedented 14th quarter in a row. The chart on the next page shows the difference in performance over the past 10-1/2 years between large and small cap growth stocks, as represented by the Russell 1000 and Russell 2000 Growth indices, respectively. As you can see from the chart, the past 4-1/2 year period has been unusual in the persistency of the dominance of large cap growth stocks. Your Fund maintains a balance between large and small cap growth stocks and we expect it to benefit when the small cap stocks come back into favor.

   Mr. Harold W. Cogger, Chairman of the Board of Directors since April 1996, has retired and Mr. John V. Carberry has been elected by the Board to replace him. Hal served the Fund with distinction. We thank him and wish him well in his retirement. John is a Senior Vice President of Liberty Financial Companies, Inc., the parent company of Liberty Asset Management Company ("LAMCO"), and has more than 25 years' experience in the financial services industry.

   Mr. William R. Parmentier has been appointed President and Chief Executive Officer of LAMCO, the Fund's Manager, to succeed Richard R. Christensen, who assumes the position of Chairman. Messrs. Christensen and Parmentier will retain their current positions as President and Chief Investment Officer, respectively, of the Fund until Mr. Christensen retires in 1999.

   The Fund's first rights offering of additional shares to shareholders was oversubscribed and successfully concluded in July. A total of 1,314,122 shares (one share for each 10 held on the record date) was issued at a price of $12.41 per share. This price was 95 percent of the market price at the close of the New York Stock Exchange on July 10, 1998, the pricing date.



[boxed text]

                                      Second Quarter        Latest Six Months
--------------------------------------------------------------------------------
LIBERTY ALL-STAR GROWTH FUND, INC.

  Shares Valued at Net Asset Value           0.5%                 14.8%

  Shares Valued at Net Asset Value
  With Dividends Reinvested                  0.6%                 14.9%

  Shares Valued at Market Price
  With Dividends Reinvested                 (2.8%)                12.8%

  Fund's Closing Price Range         $14.063 to $12.188    $14.063 to $11.688

  Fund's Discount Range                 10.8% to 0.8%         10.8% to 0.3%

Lipper Growth Mutual Fund Average            1.9%                 15.1%

NASDAQ Composite Index                       3.2%                 20.7%

S&P 500 Stock Index                          3.3%                 17.7%

Dow Jones Industrial Average                 2.1%                 14.1%

Figures shown for the Fund and the Lipper Growth Mutual Fund Average are total returns, which include income, after deduction of fees and other operating expenses. Figures shown for the unmanaged S&P 500 Stock Index and Dow Jones Industrial Average are total returns including income. Figures for the unmanaged NASDAQ Index are total returns excluding income.

FUND MANAGER'S LETTER
 ................................................................................

                   Russell 1000 Growth vs Russell 2000 Growth
                      Calendar Year Performance Since 1988

[bar chart]

          Large               Small
     Outperformed         Outperformed
          Small               Large
88                            -9.1%
89        15.8%
90        17.2%
91                            -10.0%
92                            -2.8%
93                            -10.5%
94        5.1%
95        6.2%
96        11.9%
97        17.5%
98-YTD*   14.9%

*Through June 30, 1998




   Mississippi Valley Advisors ("MVA") is the subject of the manager interview beginning on page 6. Bob Anthony, MVA's Portfolio Manager for the Fund, discusses the firm's investment philosophy and decision making process as well as particular stocks that are representative of its style of investing.

   Thank you for your continuing support of the Fund.

   Sincerely,

   /s/ Richard R. Christensen                                  /s/ William R. Parmentier, Jr.
   Richard R. Christensen                                      William R. Parmentier, Jr.
   President, Liberty All-Star Growth Fund, Inc.               Chief Investment Officer, Liberty All-Star Growth Fund, Inc.
   Chairman, Liberty Asset Management Company                  President, Liberty Asset Management Company

                                  PORTFOLIO MANAGERS / PORTFOLIO CHARACTERISTICS
 ................................................................................

THE FUND'S THREE PORTFOLIO MANAGERS AND THE INVESTMENT STYLES THEY PRACTICE ARE:

MISSISSIPPI VALLEY ADVISORS INC. (MVA)

Small capitalization growth companies that sell at a reasonable current price relative to their projected one and three year growth rates.

WILLIAM BLAIR & COMPANY

Companies with high profitability and enduring growth across a broad range of market capitalizations.

OPPENHEIMER CAPITAL

Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The Portfolio Characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's three Portfolio Managers. These differences are a reflection of the fact that each pursues a different Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the first column shows portfolio characteristics for the S&PSmallCap 600 Index (a representative index of small capitalization companies), and the final column shows portfolio characteristics for the S&P 500 Stock Index (a representative index of large capitalization companies).



PORTFOLIO CHARACTERISTICS               MARKET CAPITALIZATION SPECTRUM
AS OF JUNE 30, 1998                     SMALL                    LARGE
(UNAUDITED)                             [gradient filled bar--light to dark]



                                      S &P
                                    SmallCap                 William     Oppen-       Total        S&P
                                    600 Index     MVA         Blair      heimer       Fund      500 Index
==========================================================================================================
Number of Holdings                    600          75           44          34          148        500
----------------------------------------------------------------------------------------------------------
Percent of Holdings in S&P 500         --          8%          59%         71%          47%         --
----------------------------------------------------------------------------------------------------------
Weighted Average Market
----------------------------------------------------------------------------------------------------------
Capitalization (billions)            $1.0        $1.3        $28.0       $39.6        $22.6      $70.4
----------------------------------------------------------------------------------------------------------
Average Five-Year Earnings
----------------------------------------------------------------------------------------------------------
Per Share Growth                        --        17%          27%         20%          22%        17%
----------------------------------------------------------------------------------------------------------
Dividend Yield                       0.7%        0.5%         0.4%        1.1%         0.7%       1.4%
----------------------------------------------------------------------------------------------------------
Average Price/Earnings Ratio          20x         20x          36x         16x          24x        23x
----------------------------------------------------------------------------------------------------------
Average Price/Book Value Ratio       2.7x        3.9x         6.4x        4.2x         4.8x       5.2x
----------------------------------------------------------------------------------------------------------

TOP 50 HOLDINGS
 ................................................................................

 RANK       RANK                                                       MARKET
 AS OF      AS OF                                                       VALUE               PERCENT OF
6/30/98    3/31/98       SECURITY NAME                                 ($000)               NET ASSETS
-----------------------------------------------------------------------------------------------------------
  1          1           Federal Home Loan Mortgage Corp.              $4,377                  2.3%
  2          2           Automatic Data Processing, Inc.                3,381                  1.8
  3          4           Morgan Stanley Dean Witter &Co.                3,198                  1.7
  4          3           EXEL Limited                                   3,113                  1.7
  5         10           R.R. Donnelley & Sons Co.                      3,038                  1.6
  6          5           Travelers Group, Inc.                          3,031                  1.6
  7          8           Citicorp                                       2,985                  1.6
  8          9           ACE Limited                                    2,925                  1.6
  9         11           Nokia Corp. ADR                                2,903                  1.5
 10          6           Countrywide Credit Industries, Inc.            2,791                  1.5
 11         16           AMR Corp.                                      2,664                  1.4
 12         12           Minerals Technologies, Inc.                    2,480                  1.3
 13         14           Sprint Corp.                                   2,468                  1.3
 14         15           Viking Office Products, Inc.                   2,385                  1.3
 15          7           Intel Corp.                                    2,305                  1.2
 16         29           Staples, Inc.                                  2,214                  1.2
 17         23           American International Group, Inc.             2,190                  1.2
 18         24           Home Depot, Inc.                               2,160                  1.1
 19         17           AFLAC,Inc.                                     2,122                  1.1
 20         13           Progressive Corp.                              2,115                  1.1
 21         19           Transamerica Corp.                             2,072                  1.1
 22         25           Household International, Inc.                  1,985                  1.1
 23         38           AirTouch Communications, Inc.                  1,928                  1.0
 24         22           Caterpillar, Inc.                              1,904                  1.0
 25         20           MBNA Corp.                                     1,865                  1.0
 26         34           Wells Fargo & Co.                              1,845                  1.0
 27         31           GeneralElectric Co.                            1,820                  1.0
 28         26           LucasVarity PLC ADR                            1,792                  1.0
 29         50           Medtronic, Inc.                                1,753                  0.9
 30         21           Boeing Co.                                     1,738                  0.9
 31         18           State Street Corp.                             1,724                  0.9
 32         43           Microsoft Corp.                                1,701                  0.9
 33         27           Shared Medical Systems Corp.                   1,696                  0.9
 34         42           Cognizant Corp.                                1,682                  0.9
 35         41           Monsanto Co.                                   1,676                  0.9
 36         36           Illinois Tool Works, Inc.                      1,674                  0.9
 37         32           Acxiom Corp.                                   1,668                  0.9
 38         40           May Department Stores Co.                      1,638                  0.9
 39         New          Sterling Commerce, Inc.                        1,601                  0.9
 40         33           Lockheed Martin Corp.                          1,588                  0.8
 41         49           Network Associates, Inc.                       1,568                  0.8
 42         44           CVS Corp.                                      1,558                  0.8
 43         55           Carnival Corp., Class A                        1,498                  0.8
 44         30           Molex, Inc.                                    1,494                  0.8
 45         56           Biomet, Inc..                                  1,491                  0.8
 46         47           Dole Food Co.                                  1,491                  0.8
 47         59           Lowe's Companies, Inc.                         1,476                  0.8
 48         52           National Data Corporation                      1,439                  0.8
 49         45           Gartner Group, Inc., Class A                   1,376                  0.7
 50         58           SunGard Data Systems, Inc.                     1,349                  0.7

                                       MAJOR STOCK CHANGES IN THE SECOND QUARTER
 ................................................................................


The following are the major ($500,000 or more) stock changes -- both additions and reductions -- that were made in the Fund's portfolio during the second quarter of 1998.



                                                                 SHARES
                                           ==================================================
                                                                                     HELD AS
SECURITY NAME                              ADDITIONS            REDUCTIONS         OF 6/30/98
---------------------------------------------------------------------------------------------
Aftermarket Technology Corp.                 35,000                                   35,000
American Oncology Resources, Inc.            50,000                                   50,000
Bemis Co.                                    15,400                                   15,400
Borders Group, Inc.                          19,600                                   19,600
Conseco, Inc.                                15,000                                   15,000
Ocular Sciences, Inc.                        23,000                                   23,000
Sterling Commerce, Inc.                      33,000                                   33,000
Superior Industries International, Inc.      22,500                                   22,500
Texas Instruments, Inc.                      12,900                                   12,900
Think New Ideas, Inc.                        22,601                                   22,601
UniCapital Corporation                       36,000                                   36,000
Vanstar Corp.                                45,000                                   45,000

Albany International                                               29,500                  0
American Management Systems                                        36,100                  0
Amgen, Inc.                                                         9,300                  0
Black Box Corp.                                                    18,800                  0
Cole National Corp., Class A                                       21,600                  0
Crestar Financial Corp.                                            14,000                  0
HEALTHSOUTH Corp.                                                  19,900             43,900
International Specialty Products, Inc.                             30,000                  0
Money Store, Inc. (The)                                            45,800                  0
Morgan Stanley Dean Witter & Co.                                    6,250             35,000
Nokia Corp. ADR *                                                  10,000             40,000
Pfizer, Inc.                                                        5,000             11,000
R.P. Scherer Corp.                                                 13,600                  0
The Sports Authority, Inc.                                         49,000                  0
U.S. Freightways Corp.                                             26,900                  0
Union Texas Petroleum Holdings, Inc.                               30,000                  0
Viking Office Products, Inc.                                       25,700             76,000
Xilinix, Inc.                                                      23,300                  0

* Adjusted for stock split

MANAGER INTERVIEW
 ................................................................................


[photo]
ROBERT J. ANTHONY
Mississippi Valley Advisors Inc.

Manager Interview: Searching for Values Among Small Cap Growth Stocks -- and Finding them in a Sector of the Market that Investors Have Been Overlooking

Mississippi Valley Advisors (MVA) is one of All-Star Growth Fund's three portfolio managers. MVA's investment discipline seeks to achieve a high total return by investing in a portfolio of small capitalization growth stocks chosen based on a bottom-up "relative value" approach in which MVA ranks candidates for investment on relative price/earnings ratio, earnings growth and total return. The firm looks for strong management and managers with an equity stake in the company; leadership in one or two products; and strong financial condition, as well as companies that are under-researched by Wall Street. We recently had the opportunity to talk with Robert J. Anthony, Small Capitalization Portfolio Manager for MVA. The Fund Manager, Liberty Asset Management Company (LAMCO), serves as moderator for the interview.

LAMCO: Before talking about Mississippi Valley Advisors and the Fund's portfolio, perhaps we could focus on small cap stocks themselves. The disparity in market performance between large cap stocks and small cap stocks has never been as great as it is now. And, in the past quarter the S&P 500 squeezed out another gain of 3.3 percent while the Russell 2000 decreased 4.7 percent. How do you assess the situation?

ANTHONY: We continue to have a favorable view of the small caps. But, as you noted, the disparity between them and the large caps has widened. Actually, the small cap sector of the market performed well in the first quarter of the year, but went back into a period of underperformance in the second quarter. If we measure small caps by the Russell 2000, they were down 10 percentage points from May 1 to mid-June.

   I think one of the problems is that the average mutual fund manager has only seen price/earnings ratios expand on the so-called "Nifty Fifty" stocks. These are the largest of the large cap stocks in the S&P 500 -- just one-tenth of the companies that make up that index. Those stocks have given fund managers a lot of their performance and they're loathe to sell them. So, there's even a gap among the large cap stocks, with a few outperforming significantly, while all the rest, at least in the second quarter, struggled quite a bit. A second factor, I think, is a flight to safety -- in other words, investor preference for quality and liquidity. Problems in Southeast Asia have accounted for much of this. We saw money pour into U.S. Treasury bonds during the second quarter. Among equities, the mega-cap stocks are perceived by many fund managers as the safest havens. A third factor is the index funds. The mere fact that a stock is in the most popular equity index, the S&P 500, means it's going to attract buyers.

   All this has led to phenomenal valuations. As we look at the S&P 500, the P/E on estimated 1999 earnings is about 25 to 26 times. But, within the S&P 500, the top 50 to 100 stocks in terms of market capitalization are selling at prices well over 30 times earnings. Meanwhile, the rest of the market sells at 18 to 20 times earnings. It's interesting to note that the Russell 2000 has a P/E in the 18 to 20 range, yet it has higher growth prospects than the S&P 500.

   When you look back, markets are pretty intelligent and over time they find a way to gravitate back to the best values. No one knows when this period is going to end. Investors should be aware that over time small cap stocks have outperformed large cap stocks. Going back to 1925 and continuing through May 1998, small cap stocks returned an average of 12.3 percent annually, compared with 11.1 percent for the S&P 500 Index. Seventy-three years is pretty compelling evidence. The current period significantly departs from that long-term trend. Since February 1994, small cap stocks have returned an average of 15.3 percent a year, while the large-cap S&P 500 Index has produced an average annual return of 24.9 percent. We think, over time, common sense and traditional valuation measures will once again prevail.

   It may be worth mentioning that despite the fact that we've been in a "Nifty Fifty" market, there have been flashes of brilliance by small caps. Last spring and summer these stocks were up about 35 percent versus a roughly 25 percent gain for the S&P 500. But, then, economic and currency problems struck Southeast Asia, setting the stage for a fourth quarter comeback by the large caps. Those events were setbacks for small cap issues because of the "flight to safety" scenario. The point is,


[callout]
The views expressed in this interview represent the manager's views at the time of the discussion and are subject to change.

                                                               MANAGER INTERVIEW
 ................................................................................


there have been stretches where small cap stocks have shown that they can perform very well. There has not been a period of sustained outperformance by small caps since 1991-1993.

LAMCO: There's a theory that a lot of small cap stocks, representing companies that principally do business in the U.S., are less exposed to offshore problems than, say, a mega-cap multinational corporation.

ANTHONY: We would subscribe to that belief. Multinationals have benefited from cost reductions, often moving operations offshore. They've also pruned slower moving product lines, reduced employment, sold off money-losing divisions and reduced debt. You can only do that so many times -- those aren't recurring sources of earnings. Now we have the news that Asia is not going to grow forever and, in fact, it's facing a very severe recession. Large cap stocks are continuing to outperform, but clearly they have the greatest exposure.

   A larger percentage of small cap earnings growth is from U.S. domestic sources, so we believe they do have prospects for better relative earnings growth. An exception would be some companies in the technology sector that have felt fallout from the Asian situation.

LAMCO: What do you think it's going to take for the small caps to outperform, or at least close the gap with the large caps?

ANTHONY: A realization that the small cap sector offers very attractive values and that large cap stocks selling at 30 to 35 times earnings are not immune to earnings disappointments.

   We at MVA don't have any difficulty at all finding undervalued stocks these days, anywhere from 10 to 15 times earnings, with some pretty good growth prospects as well. In this two-tiered market, you can find a lot of good values if you're willing to look beyond the next quarter or six months. That's part of our fundamental approach to investing and we believe it will prove itself out.

LAMCO: What's your assessment of the overall stock market at mid-year 1998? The central question seems to be whether earnings will support the high valuations you've talked about.

ANTHONY: Moderate, steady domestic growth has always been very good for stock prices. We are seeing economic growth slowing a bit and we think there is going to be some impact from Asia on our economy. But, we think the economy will hold up. We see little risk of inflation, employment is at full levels, consumers are very confident and there's a wealth effect driving spending. Individual investors have watched their stock portfolios and 401(k)s perform dramatically. They have a feeling of wealth and they're willing to spend. That's a pretty strong catalyst to keep the U.S. economy going. The biggest risk right now is that Asia begins to spread to Europe, and from Europe to the U.S. and the economy slows much more than we think. In our opinion, problems in Asia are going to take much longer to work out than people expect -- it could be several years. The best thing that could happen right now would be for the Japanese -- they have the world's second largest economy -- to kick-start their economy. It would have a positive impact throughout Southeast Asia.

LAMCO: Let's turn to Mississippi Valley Advisors. Can you give us a look at the company, its background and investment process?

ANTHONY: Our small capitalization equity style is designed to take advantage of opportunities in small cap companies. We are long-term investors with the objective of buying growth at a reasonable price within emerging growth industries, as well as specialized segments of more mature industries.

   We select stocks on a total return basis, looking out one and three years. We search for stocks selling at P/Es that are low relative to the market or are at discounts to their growth rates or their peer groups. We also consider small companies with unique features, such as high cash flows or other factors that offer the potential for above-average capital appreciation. Since we believe our strength is in stock selection and not market timing, the objective is to stay fully invested and broadly diversified among economic sectors.

   An ideal situation for us occurs when a company that used to trade at a market P/E or above starts trading at a significant discount. It could be a slow down in order growth or earnings growth. That causes us to look at that company and seek to find out if anything has fundamentally changed. We want to understand if the problem is short-term or long-term. Is it something that will cause its valuation to change long term? If it's not, then it would be a stock that we would consider buying. A good example is in the technology sector right now. We've been through nine months when small cap technology stocks have dramatically underperformed. We



[callout]
"Going back to 1925 and continuing through May 1998, small cap stocks returned an average of 12.3 percent annually, compared with 11.1 percent for the S&P 500 Index."

MANAGER INTERVIEW
 ................................................................................


don't think the long-term demand for technology has really changed, so we have found attractive buys in that sector.

   Stocks are analyzed by our internal staff of 11 equity analysts, each of whom is responsible for a sector or sectors of the economy. Using a bottom-up stock selection process, analysts screen stocks, seeking the highest possible total return based upon projected earnings and historic relative P/E ratios. The stocks are ranked in deciles with the portfolio being selected from the top four deciles. The stocks become sale candidates when they fall below the sixth decile.

LAMCO: What factor do you believe is most unique about MVA?

ANTHONY: Two things that are closely related. A long-term commitment to what we're doing and consistency in our way of going about it. We practice a very disciplined style, and we've been doing it for more than two decades. We look to purchase stocks when they're inexpensive on a relative basis within their industries. We want to buy the best growth companies at the most reasonable prices. And we sell them when they've become fully valued. In terms of consistency, I've been working with our small cap portfolios since their inception. Our analysts average about 15 years' experience and each of them is a sector specialist, so they really know their industries. We're just bottom-up stock investors and we don't get caught up into what I call faddish investing. We're not going to chase Internet stocks because everybody else is chasing Internet stocks. We want to know we're buying good growth companies at reasonable valuations that have the potential to give us good long-term total returns.

LAMCO: Do you make buy decisions as a committee?

ANTHONY: I make the buy/sell decisions with my partner, Greg Glidden, and the individual industry analyst. The way we work, we're in close contact and we're literally talking about possibilities from the moment we begin thinking about a stock until we've actually finished the work. So, when an analyst favors buying a stock it's no surprise because we've already scrutinized it and there's usually not a whole lot left to discuss.

LAMCO: Tell us about your portion of the Fund's portfolio.

ANTHONY: We have about 75 stocks in the portfolio right now with an average market cap of about $1.3 billion. We want to be broadly diversified among each of the major economic sectors, such as technology and health care. We're somewhat overweighted right now in technology and consumer growth stocks. Technology includes software and some capital goods companies that have been added within the past six months. In consumer growth we have a mix of health care and retailing. Those are areas that we think will continue to do quite well even if the U.S. economy weakens.

LAMCO:Can you tell us about some recent additions to the portfolio?

ANTHONY: Since our most recent purchases have been technology stocks, let's stick with them. We've added several names to the portfolio in recent months in the semiconductor capital goods area. This is an area where the stocks have been hit very hard. In some cases, we bought stocks that are down from the upper 50s to the teens. These are stocks that are currently trading about two times book value, have very strong balance sheets and excellent long-term franchises. We think they have reached rock bottom because the fundamentals of their customers have reached bottom. We've been in a classic DRAM (computer memory) inventory cycle in which there's too much inventory and prices plunge. The nice thing about this type of inventory cycle is you can see its end coming. A year ago, every PC came out with 16 megabytes of memory and now they all have 32 megabytes of memory, and very soon to be 64. It's a very elastic market -- as prices come down, demand explodes. So, the industry can grow out of this very easily. Another reason the technology industry has been weak is too much personal computer inventory. Some PC makers tried to grow at 30 percent when the industry environment was growing much more slowly. Now, we're seeing PC inventories coming back into line.

LAMCO: Can you give us a couple of names?

ANTHONY: One name we like a great deal is PRI Automation. This is a company whose price reached a high last fall of $59 and is now in the mid-teens. The company has a book value of over $8 a share and more than $2 a share in cash. Earnings this fiscal year will be depressed, but earning power is in excess of $1.50 to $2 a share. This company is a leader in robotics systems used in semiconductor factories, in fact, they are number one in the industry in wafer handling. In a typical semiconductor plant you move wafers several miles in distance as you go



[callout]
"We don't have any difficulty at all finding undervalued stocks these days, anywhere from 10 to 15 times earnings, with some pretty good growth prospects as well."

                                                               MANAGER INTERVIEW
 ................................................................................


through the 500 process steps involved with manufacturing semiconductors. PRI Automation is a company with a unique technological position, but it is in the capital spending-driven part of the electronics industry. When capital spending picks up, it's ideally positioned.

   Another company is Kulicke & Soffa Industries. It's another stock down from a high of about $58 to the mid-teens. It's selling at slightly more than its $13 book value, with earning power of at least $2.50 a share. This company provides the back-end assembly equipment for manufacturers of semiconductors. Kulicke & Soffa is very dependent on semiconductor unit growth, so the recession in electronics is having a big impact. But, the worst of the decline is behind us and there's pent-up demand for this type of equipment. Right now, the stock is reflecting nothing good and we think it's an extraordinary value if you're willing to look out anywhere from six to 12 months.

   Another technology company is Photronics. This is a company that makes semiconductor masks, which, essentially, are the blueprints for making semiconductor wafers. Instead of building new capacity, the electronics industry is staying with existing wafers and making them smaller, so you get more chips on a wafer. Photronics' masks are a critical ingredient in this process. The company will benefit from this trend and can actually operate quite nicely in a weak capital spending environment. It's a company with an excellent long-term record and, again, this is another stock that's down by about half from a high of $38.

LAMCO: What about some other sectors? You mentioned consumer products and health care.

ANTHONY: We like Maxxim Medical, the leading company in non-latex surgical gloves. Right now, the industry is dominated by latex gloves, but there is a health problem for long-term users in the health care industry and many people are allergic to latex gloves. Maxxim grows at a very healthy 25 percent-plus rate and its biggest problem right now is adding capacity, because they're sold out. We think the company has very strong growth prospects. Maxxim is continuing to make niche acquisitions in their other business, like providing pre-packaged surgical trays. So, while Maxxim has a very strong non-latex glove business, the company has the ability to branch out into other areas where the marketing and distribution channels are similar.

   Another company we like is Marks Brothers Jewelers. This is a retailer that operates 200-plus stores under the names of Whitehall Jewelers and Lundstrom Jewelers. The company has a solid 15 to 20 percent growth rate, yet sells at a P/E of only 12 times our calendar 1999 estimated earnings per share. The company should continue to do well under our economic outlook for a strong consumer sector.

LAMCO: How about the sell side -- what have you eliminated from the portfolio recently?

ANTHONY: Actually, we have done very little selling lately. Most of the selling has been related to buyouts -- companies that we owned which were acquired. One exception was Crestar Financial Corp., a regional bank whose price benefited from the company's potential as an acquisition. We bought the stock at $29 and sold it at $61 because it became fully priced on all our screens. We sold The Money Store after BancOne acquired it, and we sold The Sports Authority because it is also being acquired.

LAMCO: To conclude, tell us about some long-term holdings.

ANTHONY: Finova Group is one. It's a Phoenix-based commercial finance company that lends to mid-sized companies. The company provides excellent service, has a great record and is a mid-teens grower. Another is Allergan, a leader in eye care and other personal care products. The company is showing faster growth as it moves away from personal care into the pharmaceutical side. Allergan has numerous ventures with other drug companies, and has products for acne and psoriasis coming out. A third name would be SunGard Data Systems. SunGard is a technology company in the data services market. It provides disaster recovery for computer systems as well as mutual fund processing. The data servicing industry is characterized by extremely high reoccurring revenue and a very predictable earnings stream. SunGard grows in excess of 15 percent every year, making it a very good long-term holding.



[callouts]
"The way we work, we're in close contact and we're literally talking about possibilities from the moment we begin thinking about a stock until we've actually finished the work."

"We practice a very disciplined style, and we've been doing it for more than two decades ...We want to buy the best growth companies at the most reasonable prices."

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)
 ................................................................................


COMMON STOCKS (96.6%)                                    SHARES     MARKET VALUE
AEROSPACE & DEFENSE (1.8%)
Boeing Co.                                               39,000       $1,737,938
Lockheed Martin Corp.                                    15,000        1,588,125
                                                                      ----------
                                                                       3,326,063
                                                                      ----------
AUTO, TIRES, & ACCESSORIES (1.6%)
Aftermarket Technology Corp. (a)                         35,000          656,250
LucasVarity PLC ADR                                      45,000        1,791,563
Superior Industries
  International, Inc.                                    22,500          634,219
                                                                      ----------
                                                                       3,082,032
                                                                      ----------
BANKS (5.7%)
Associated Banc-Corp                                     17,451          656,594
Bank United Corp., Class A                               15,600          746,850
CCB Financial Corp.                                       1,200          667,800
Citicorp                                                 20,000        2,985,000
Commercial Federal Corp.                                 20,000          632,500
Sovereign Bancorp, Inc.                                  42,000          686,440
State Street Corp.                                       24,800        1,723,600
TCF Financial Corp.                                      24,000          708,000
Wells Fargo & Co.                                         5,000        1,845,000
                                                                      ----------
                                                                      10,651,784
                                                                      ----------
BUSINESS SERVICES (7.6%)
Cendant Corp. (a)                                        41,300          862,138
Cintas Corp.                                             12,700          647,700
Cognizant Corp. (a)                                      26,700        1,682,100
Cognos, Inc. (a)                                         47,600        1,261,400
Concord EFS, Inc. (a)                                    39,750        1,038,469
First Data Corp.                                         33,770        1,258,213
GartnerGroup, Inc., Class A (a)                          39,300        1,375,500
Interim Services, Inc. (a)                               22,200          713,175
Iron Mountain, Inc. (a)                                  16,957          758,826
National Data Corp.                                      32,900        1,439,375
Rental Service Corp. (a)                                 18,000          605,250
Robert Half International, Inc. (a)                      17,650          986,194
Shared Medical Systems Corp.                             34,900        1,696,406
                                                                      ----------
                                                                      14,324,746
                                                                      ----------
CHEMICALS (4.4%)
Cytec Industries, Inc. (a)                               15,000          663,750
Hanna (M.A.) Co.                                         44,693          818,441
Hercules, Inc.                                           25,000        1,028,125
Minerals Technologies, Inc.                              48,690        2,480,147
Monsanto Co.                                             30,000        1,676,250
OM Group, Inc.                                           23,000          948,750
RPM, Inc.                                                42,500          722,500
                                                                      ----------
                                                                       8,337,963
                                                                      ----------
COMMUNICATIONS EQUIPMENT (2.0%)
ADC Telecommunications, Inc.                             24,100          880,404
Nokia Corp. ADR                                          40,000        2,902,500
                                                                      ----------
                                                                       3,782,904
                                                                      ----------
COMPUTER & BUSINESS EQUIPMENT (2.2%)
Adaptec, Inc. (a)                                        35,000         $500,938
CFM Technologies (a)                                     41,300          598,850
Network Associates, Inc. (a)                             32,755        1,568,146
SMART Modular
  Technologies, Inc. (a)                                 13,319          194,790
Zebra Technologies Corp.,
  Class A (a)                                            27,803        1,188,578
                                                                      ----------
                                                                       4,051,302
                                                                      ----------
COMPUTER SERVICES & SOFTWARE (7.1%)
Acxiom Corp. (a)                                         66,900        1,668,319
Aspen Technology, Inc.                                   17,500          883,750
Automatic Data Processing, Inc.                          46,400        3,381,400
Cotelligent Group, Inc. (a)                              30,000          701,250
Microsoft Corp. (a)                                      15,700        1,701,488
SPSS, Inc. (a)                                           34,900          811,425
Sterling Commerce, Inc. (a)                              33,000        1,600,500
SunGard Data Systems, Inc. (a)                           35,100        1,349,156
Think New Ideas, Inc. (a)                                22,601          597,514
Vanstar Corp. (a)                                        45,000          655,313
                                                                      ----------
                                                                      13,350,115
                                                                      ----------
CONSUMER PRODUCTS (1.3%)
Blyth Industries, Inc. (a)                               26,200          871,150
Mattel, Inc.                                             29,000        1,227,063
Philip Morris Companies, Inc.                            10,000          393,750
                                                                      ----------
                                                                       2,491,963
                                                                      ----------
DIVERSIFIED (1.0%)
General Electric Co.                                     20,000        1,820,000
                                                                      ----------
DRUGS & HEALTH CARE (11.2%)
Allergan, Inc.                                           26,700        1,238,213
American Oncology
Resources, Inc. (a)                                      50,000          610,938
Apria Healthcare Group, Inc. (a)                         45,800          306,288
Bard (C.R.) Inc.                                         20,000          761,250
Beverly Enterprises, Inc. (a)                            47,000          649,188
Biomet, Inc.                                             45,000        1,490,625
Cardinal Health, Inc.                                    14,100        1,321,875
Covance, Inc. (a)                                        56,500        1,271,250
DENTSPLY International, Inc.                             36,000          897,750
Elan Corp. ADR (a)                                       20,400        1,311,975
Hanger Orthopedic Group, Inc. (a)                        28,000          567,000
HEALTHSOUTH Corp. (a)                                    43,900        1,193,531
Integrated Health Services, Inc.                         24,500          918,750
Maxxim Medical, Inc. (a)                                 30,545          885,805
Medtronic, Inc.                                          27,500        1,753,125
Millipore Corp.                                          16,500          449,625
Ocular Sciences, Inc. (a)                                23,000          747,500
Omnicare, Inc.                                           28,400        1,082,750
Pfizer, Inc.                                             11,000        1,195,563
PharMecia, Inc. (a)                                      43,189          523,667



10   See Notes to Schedule of Investments.

                         SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)
 ................................................................................


COMMON STOCKS (CONT.)                                    SHARES     MARKET VALUE
DRUGS & HEALTH CARE (CONT.)
Shire Pharmaceuticals Group
  ADR (a)                                                  35,000     $  748,125
Sun Healthcare Group, Inc. (a)                             57,600        842,400
                                                                      ----------
                                                                      20,767,193
                                                                      ----------
ELECTRONICS & ELECTRICAL EQUIPMENT (6.3%)
Analog Devices, Inc. (a)                                   15,333        376,617
Arrow Electronics, Inc. (a)                                60,000      1,305,000
General Scanning, Inc. (a)                                 61,500        549,656
Hubbell, Inc., Class B                                     19,000        790,875
Intel Corp.                                                31,100      2,305,288
Kulicke & Soffa Industries, Inc. (a)                       63,900      1,086,300
Linear Technology Corp.                                    15,700        946,906
Molex, Inc.                                                63,918      1,494,083
PRI Automation, Inc. (a)                                   42,400        723,450
Photronics, Inc. (a)                                       30,000        553,125
SBS Technologies, Inc. (a)                                 22,000        654,500
Solectron Corp. (a)                                         7,000        294,438
Texas Instruments, Inc.                                    12,900        752,231
                                                                      ----------
                                                                      11,832,469
                                                                      ----------
FINANCIAL SERVICES (11.5%)
Aames Financial Corp.                                      29,000        398,750
Countrywide Credit Industries, Inc.                        55,000      2,791,250
Federal Home Loan Mortgage Corp.                           93,000      4,376,813
Finova Group, Inc.                                         17,400        985,275
Household International, Inc.                              39,900      1,985,025
MBNA Corp.                                                 56,500      1,864,500
Morgan Stanley Dean Witter & Co.                           35,000      3,198,125
Paychex, Inc.                                              22,500        915,469
Resource Bancshares
  Mortgage Group, Inc.                                     35,000        651,875
Southern Pacific Funding Corp. (a)                         30,500        478,469
Travelers Group, Inc.                                      50,000      3,031,250
UniCapital Corp. (a)                                       36,000        688,500
                                                                      ----------
                                                                      21,365,301
                                                                      ----------
FOOD, BEVERAGE & RESTAURANTS (3.0%)
Brinker International, Inc. (a)                            35,000        673,750
Canandaigua Brands, Class A (a)                            13,916        684,493
Diageo PLC ADR                                             25,920      1,249,020
Dole Food Co.                                              30,000      1,490,625
Hormel Foods Corp.                                         26,000        898,625
Performance Food Group, Co. (a)                            32,378        643,513
                                                                      ----------
                                                                       5,640,026
                                                                      ----------
HOTELS & ENTERTAINMENT/LEISURE (0.8%)
Carnival Corp., Class A                                    19,400      1,497,825
                                                                      ----------
INDUSTRIAL EQUIPMENT (3.4%)
Barnett, Inc. (a)                                          32,000        648,000
Caterpillar, Inc.                                          36,000      1,903,500
DT Industries, Inc.                                        21,500        524,063
Dover Corp.                                               10,000         342,500
Fastenal Co. (a)                                          13,100         609,150
Illinois Tool Works, Inc.                                 25,100       1,673,856
MSC Industrial Direct Co., Inc. (a)                       28,200         803,700
                                                                      ----------
                                                                       6,504,769
                                                                      ----------
INSURANCE (9.0%)
ACE Limited                                               75,000       2,925,000
AFLAC, Inc.                                               70,000       2,121,875
American International Group, Inc.                        15,000       2,190,000
CMAC Investment Corp.                                     15,000         922,500
Conseco, Inc.                                             15,000         701,250
EXEL Limited                                               2,800       3,112,500
HCC Insurance Holdings, Inc.                              35,500         781,000
Progressive Corp.                                         15,000       2,115,000
Transamerica Corp.                                        18,000       2,072,250
                                                                      ----------
                                                                      16,941,375
                                                                      ----------
METALS & MINING (0.3%)
Freeport-McMoRan Copper
  & Gold, Inc., Class A                                   40,000         607,500
                                                                      ----------
OIL & GAS (1.2%)
Global Industries Ltd. (a)                                30,000         506,250
IRI International Corp. (a)                               53,000         569,750
Ocean Energy, Inc. (a)                                    11,500         699,359
Swift Energy Co. (a)                                      32,446         517,107
                                                                      ----------
                                                                       2,292,466
                                                                      ----------
PAPER & PLASTIC (1.8%)
AptarGroup, Inc.                                           9,567         604,515
Bemis Co.                                                 15,400         629,475
Caraustar Industries, Inc.                                13,000         375,375
Champion International Corp.                             25,0000       1,229,688
Consolidated Papers, Inc.                                  9,000         490,500
                                                                      ----------
                                                                       3,329,553
                                                                      ----------
PUBLISHING (1.6%)
R. R. Donnelley & Sons Co.                                66,400       3,037,800
                                                                      ----------
RETAIL TRADE (7.3%)
Borders Group, Inc. (a)                                   19,600         725,200
CDW Computer Centers, Inc. (a)                             4,456         222,800
CVS Corp.                                                 40,000       1,557,500
Home Depot, Inc.                                           2,600       2,159,625
Lowe's Companies, Inc.                                    36,400       1,476,475
Marks Brothers Jewelers, Inc. (a)                         31,000         604,500
May Department Stores Co.                                 25,000       1,637,500
Petco Animal Supplies, Inc.                               35,012         702,428
Staples, Inc. (a)                                         76,500       2,213,719
Viking Office Products, Inc. (a)                          76,000       2,384,500
                                                                      ----------
                                                                      13,684,247
                                                                      ----------


                                      See Notes to Schedule of Investments.   11

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1998 (UNAUDITED)
 ................................................................................


COMMON STOCKS (CONT.)                                    SHARES     MARKET VALUE
TELECOMMUNICATIONS (2.8%)
AirTouch Communications, Inc. (a)                       33,000       $ 1,928,438
IXC Communications, Inc. (a)                            33,000         1,003,950
Sprint Corp.                                            35,000         2,467,500
                                                                      ----------
                                                                       5,399,888
                                                                      ----------
TRANSPORTATION (1.7%)
AMR Corp. (a)                                           32,000       $ 2,664,000
Hub Group, Inc., Class A (a)                            27,500           580,938
                                                                      ----------
                                                                       3,244,938
                                                                      ----------
TOTAL COMMON STOCKS
(Cost $119,922,448)                                                  181,364,222
                                                                      ----------


SHORT-TERM INVESTMENT (2.9%)                            PAR
REPURCHASE AGREEMENT                                   VALUE
ABN AMRO Chicago Corp., Repurchase Agreement           -----
dated 6/30/98, 6.10%, to be repurchased at $5,434,921
on 7/1/98, collaterized by U.S. Treasury Notes and
Treasury Bill with various maturities to 2027, with a
current market value of $5,551,708                 $ 5,434,000         5,434,000
                                                                      ----------

TOTAL INVESTMENTS (99.5%) (COST $125,356,448)(b)                     186,798,222

OTHER ASSETS AND LIABILITIES, NET (0.5%)                                 994,031
                                                                      ----------

NET ASSETS (100.0%)                                                 $187,792,253
                                                                    ============

NET ASSET VALUE PER SHARE (13,384,317 SHARES OUTSTANDING)           $      14.03
                                                                    ============


NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Non-income producing security.

(b) The cost of investments for federal income tax purpose is $125,540,288 Gross unrealized appreciation and depreciation of investments at June 30, 1998, is as follows:
         Gross unrealized appreciation                   $66,317,848
         Gross unrealized depreciation                    (5,059,914)
                                                         ------------
                     Net unrealized appreciation         $61,257,934
                                                         ============




     Acronym                Name
    ---------    ---------------------------
       ADR       American Depository Receipt



12   See Notes to Financial Statements.

             STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1998 (UNAUDITED)
 ................................................................................


ASSETS:

    Investments at market value (identified cost $125,356,448)                  $ 186,798,222
    Receivable for investments sold                                                 4,086,852
    Dividends and interest receivable                                                 102,607
                                                                                -------------
         TOTAL ASSETS                                                             190,987,681
                                                                                -------------

LIABILITIES:

    Payable for investments purchased                                                 650,277
    Distributions payable to shareholders                                           1,752,903
    Payable due to custodian bank                                                     338,432
    Management fees payable                                                           318,922
    Administrative and bookkeeping fees payable                                       106,265
    Accrued other expenses                                                             28,629
                                                                                -------------
         TOTAL LIABILITIES                                                          3,195,428
                                                                                -------------

NET ASSETS                                                                      $ 187,792,253
                                                                                =============

NET ASSETS REPRESENTED BY:

    Paid-in capital (authorized 20,000,000 shares

      at $0.10 Par; 13,384,317 shares outstanding)                              $ 128,630,752

    Accumulated net realized gains on investments

      less distributions                                                           (2,280,273)

    Net unrealized appreciation on investments                                     61,441,774
                                                                                -------------

TOTAL NET ASSETS APPLICABLE
TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST
($14.03 PER SHARE)                                                              $ 187,792,253
                                                                                =============



                                        See Notes to Financial Statements.    13

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
 ................................................................................


INVESTMENT INCOME:
    Dividends                                                                               $    789,464
    Interest                                                                                     102,497
                                                                                            ------------
       TOTAL INVESTMENT INCOME (NET OF
       NONREBATABLE FOREIGN TAXES WITHHELD AT
       SOURCE WHICH AMOUNTED TO $11,361)                                                         891,961

EXPENSES:
    Management fees                                                   $  621,385
    Administrative fee                                                   207,494
    Bookkeeping fee                                                       30,107
    Custodian and transfer agent fees                                     45,498
    Proxy and shareholder communication expense                           22,377
    Printing expense                                                      29,747
    Legal and audit fees                                                  33,097
    Directors' fees and expense                                           18,310
    Miscellaneous expense                                                 23,566
                                                                      ----------
       TOTAL EXPENSES                                                                          1,031,581
                                                                                            ------------

NET INVESTMENT LOSS                                                                            (139,620)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investments transactions:
    Proceeds from sales                                               36,079,728
    Cost of investments sold                                          30,604,854
                                                                      ----------

       Net realized gains on investment transactions                                           5,474,874

Net unrealized appreciation on investments:
    Beginning of period                                               42,214,044
    End of period                                                     61,441,774
                                                                      ----------

       Change in unrealized appreciation -- net                                               19,227,730
                                                                                            ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $ 24,562,984
                                                                                            ============



14   See Notes to Financial Statements.

                                              STATEMENT OF CHANGES IN NET ASSETS
 ................................................................................


                                                               SIX MONTHS ENDED
                                                                 JUNE 30, 1998          YEAR ENDED
                                                                  (UNAUDITED)        DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------
OPERATIONS:

   Net investment loss                                        $    (139,620)        $    (272,697)
   Net realized gain on investment transactions                   5,474,874            16,539,356
   Change in unrealized appreciation--net                        19,227,730            19,867,466
                                                              -------------         -------------
   Net increase in net assets resulting from operations          24,562,984            36,134,125
                                                              -------------         -------------

DISTRIBUTIONS DECLARED FROM:

   Net investment income                                                 --               (35,334)
   Net realized gains on investment transactions                 (9,262,297)          (15,385,610)
                                                              -------------         -------------
   Total distributions                                           (9,262,297)          (15,420,944)
                                                              -------------         -------------

CAPITAL TRANSACTIONS:

   Increase in net assets from capital share transactions         5,754,447             9,386,884
                                                              -------------         -------------
   Total increase in net assets                                  21,055,134            30,100,065

NET ASSETS:

   Beginning of period                                          166,737,119           136,637,054
                                                              -------------         -------------
   End of period                                              $ 187,792,253         $ 166,737,119
                                                              =============         =============


                                      See Notes to Financial Statements.      15

FINANCIAL HIGHLIGHTS
 ................................................................................


                                          SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                            JUNE 30, 1998   ----------------------------------------------------------
                                             (UNAUDITED)          1997        1996        1995        1994        1993
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of period          $ 12.89        $ 11.27     $ 10.55     $  9.95     $ 10.54     $ 10.28
                                                -------        -------     -------     -------     -------     -------
Income from Investment Operations:
   Net investment income (loss)                      --          (0.02)       0.01        0.31        0.23        0.18
   Net realized and unrealized
      gains (losses) on investments                1.85           2.88        1.86        1.05       (0.24)       0.56
                                                -------        -------     -------     -------     -------     -------
Total from Investment Operations                   1.85           2.86        1.87        1.36       (0.01)       0.74
                                                -------        -------     -------     -------     -------     -------
Less Distributions:

   Dividends from net investment income              --             --       (0.01)      (0.31)      (0.23)      (0.18)
   Distributions from realized capital gains      (0.71)         (1.24)      (1.01)      (0.45)      (0.35)      (0.30)
                                                -------        -------     -------     -------     -------     -------
Total Distributions                               (0.71)         (1.24)      (1.02)      (0.76)      (0.58)      (0.48)
                                                -------        -------     -------     -------     -------     -------
   Impact of shares issued in
      dividend reinvestment (a)                      --          --          (0.13)         --          --          --
                                                -------        -------     -------     -------     -------     -------
Total Distributions and Reinvestments             (0.71)         (1.24)      (1.15)      (0.76)      (0.58)      (0.48)
                                                -------        -------     -------     -------     -------     -------
Net asset value at end of period                $ 14.03        $ 12.89     $ 11.27     $ 10.55     $  9.95     $ 10.54
                                                =======        =======     =======     =======     =======     =======
Per share market value
   at end of period                             $ 12.750       $ 11.938    $  9.250    $  9.375    $  8.500    $ 10.250
                                                =======        =======     =======     =======     =======     =======

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (b)

Based on net asset value                          14.9%(c)       27.3%       18.3%       13.8%       (1.1%)       7.2%
Based on market price                             12.8%(c)       43.6%        9.3%       19.3%      (11.6%)       7.2%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (millions)          $   188        $   167     $   137     $   120     $   113     $   125
Ratio of expenses to average net assets            1.14%(d)       1.20%       1.35%       1.42%       1.51%       1.35%
Ratio of net investment income
     to average net assets                        (0.14%)(d)     (0.18%)      0.06%       2.87%       2.12%       1.71%
Portfolio turnover rate                              16%(c)         57%         51%         82%         50%         47%


(a) Effect of dividend reinvestment shares at a price below net asset value in accordance with the 1996 Automatic Dividend Reinvestment and Cash Purchase Plan.
(b) Calculated assuming all distributions reinvested at the actual reinvestment price.
(c)  Not annualized.
(d)  Annualized.


16   See Notes to Financial Statements

                   NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 1998 (UNAUDITED)
 ................................................................................


NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES- Liberty All-Star Growth Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and commenced operations on March 14, 1986. The Fund's investment objective is to seek long-term capital appreciation. The Fund is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

VALUATION OF INVESTMENTS- Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the mean of the closing bid and asked quotations on that date. Over-the-counter securities not quoted on the NASDAQ system are valued at the most recent bid prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Directors. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determine that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX-The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

OTHER-Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES PAID TO AFFILIATES-Under the Fund's Management and Portfolio Management Agreements, the Fund pays the Manager a management fee for its investment management services at an annual rate of 0.75% of the Fund's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the portion of the investment portfolio managed by it. The Fund also pays the Manager a fee for its administrative services at an annual rate of 0.25% of the Fund's average weekly net assets. The annual fund management and administrative fees are reduced to 0.5625% and 0.1875%, respectively, on average weekly net assets in excess of $125 million up to $250 million and to 0.375% and 0.125%, respectively on average weekly net assets in excess of $250 million. The aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.30% of the Fund's average weekly net assets in excess of $125 million up to $250 million and to 0.20% on average weekly net assets in excess of $250 million. Colonial Management Associates, Inc. (an affiliate of the Manager) provides bookkeeping and pricing services for $30,000 per year plus 0.0233% of the Fund's average weekly net assets over $50 million.

  Effective August 1, 1998, based on new Fund Management and Portfolio Management Agreements as approved by the Fund's shareholders, the annual fund management and administrative fees will be 0.80% and 0.20%, respectively, on the first $300 million in average weekly net assets and 0.72% and 0.18%, respectively, on average weekly net assets in excess of $300 million. The aggregate annual fees payable by the Manager to the Portfolio Managers will be 0.40% on the Fund's first $300 million in average weekly net assets and 0.36% on average weekly net assets in excess of $300 million.

NOTE 3. CAPITAL TRANSACTIONS- During the period ended June 30, 1998, and the year ended December 31, 1997, distributions in the amount of $5,754,447 and $9,386,884, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 446,637 and 818,429 shares, respectively.

NOTE 4. SECURITIES TRANSACTIONS-Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the period ended June 30, 1998 were $27,736,994 and $36,079,728, respectively.

   The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Funds's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement, plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy. NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS-The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.

   Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

THE THREE LIBERTY ALL-STAR FUNDS / DISTRIBUTION POLICY / DIVIDEND REINVESTMENT PLAN
 ................................................................................


   THE THREE LIBERTY ALL-STAR FUNDS

   A companion fund to Liberty All-Star Growth Fund, Inc. is also listed on the New York Stock Exchange, Liberty All-Star Equity Fund. In addition, a variable annuity version of Liberty All-Star Equity Fund is available as part of the Keyport Advisor variable annuity from Keyport Life Insurance Company, one of the Liberty Financial Companies as is Liberty Asset Management Company. Variable annuities, among other features, offer a way to accumulate retirement funds on a tax-deferred basis and to distribute those funds efficiently after retirement.

                                                NYSE                                        NET ASSETS
                                               TICKER                FUND                   AT 7/31/98
NAME                        FUND TYPE          SYMBOL              OBJECTIVE                (millions)
--------------------------------------------------------------------------------------------------------
Liberty All-Star            Closed-End             ASG                Growth                    $ 196
Growth Fund, Inc.

Liberty All-Star            Closed-End             USA            Growth & Income               1,300
Equity Fund

Liberty All-Star Equity      Open-End,              --            Growth & Income                  34
Fund, Variable Series    Variable Annuity
---------------------------------------------------------------------------------------------------------

   Additional information on all three funds is available from your broker. You may also contact Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) for either of the closed-end funds. For the variable annuity fund, you may call Keyport at 1-800-367-3653.



DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.'s current policy is to pay distributions on its common stock totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains to the extent of such excess.

DIVIDEND REINVESTMENT PLAN

Each registered shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan unless the shareholder specifically elects otherwise by writing to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 or by calling 1-800-LIB-FUND (1-800-542-3863). If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares as to whether you wish to participate, or not participate, in the Plan. Participants in the Plan have their dividends and distributions automatically reinvested in additional shares of the Fund. Participants are kept apprised of the status of their account through quarterly statements.

                                             1998 ANNUAL MEETING OF SHAREHOLDERS
 ................................................................................


1998 ANNUAL MEETING OF SHAREHOLDERS

Liberty All-Star Growth Fund, Inc.'s 1998 Annual Meeting of Shareholders was held on April 22, 1998. At the Meeting, Messrs. Harold W. Cogger and Richard W. Lowry were reelected Directors of the class whose term expires with the Annual Meeting in 2001, and Mr. John J. Neuhauser was elected for the first time as a Director of the class whose term expires with the Annual Meeting in 2000. Messrs. Robert J. Birnbaum and James E. Grinnell continue in office as Directors. By vote of the Board of Directors on June 18, 1998, Mr. John V. Carberry was elected Chairman of the Board of Directors effective June 30, 1998 to fill the vacancy created by the retirement of Harold W. Cogger.

In addition, shareholders approved the Fund's new Portfolio Management Agreement with Oppenheimer Capital, approved a new Fund Management Agreement with Liberty Asset Management Company and new Portfolio Managment Agreements with the Fund's Portfolio Managers providing for increases in the fees payable by the Fund effective August 1, 1998, and ratified the Board of Directors' selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the year ending December 31, 1998. The number of votes cast for and against and the number of abstentions and broker non-votes on these matters were as follows:

1.    Approval of new Portfolio Management Agreement with Oppenheimer Capital.

      For:                  11,211,192
      Against:                 211,780
      Abstain:                 207,879

2. Approval of new Fund Management and Portfolio Managment Agreements providing for fee increase.

      For:                   6,669,715
      Against:                 557,750
      Abstain:                 188,292
      Broker non-votes:      4,215,094

3. Ratification of Selection of KPMG Peat Marwick LLP as Independent Auditors for 1998.

      For:                  11,384,274
      Against:                  79,835
      Abstain:                 166,741

[LOGO]
   LIBERTY
ALL[star]STAR
-------------
 GROWTH FUND

New York Stock Exchange Trading Symbol: ASG

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214
1-617-722-6036
Internet: http://www.lamco.com

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts  02110

CUSTODIAN
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts  02266-8200
1-800-LIB-FUND (1-800-542-3863)

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts  02110

DIRECTORS
Robert J. Birnbaum*
John V. Carberry
James E. Grinnell*
Richard W. Lowry*
Dr. John J. Neuhauser*

OFFICERS
John V. Carberry, Chairman of the Board of Directors
Richard R. Christensen, President & Chief Executive Officer
William R. Parmentier, Jr., Vice President & Chief Investment Officer Christopher S. Carabell, Vice President
Timothy J. Jacoby, Treasurer
J. Kevin Connaughton, Controller
John L. Davenport, Secretary

* Member of the audit committee.
--------------------------------------------------------------------------------
Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).


[LOGO]
LIBERTY
FINANCIAL







[type knocks out of photo of stock market newspaper page]
                                      SEMI-
                                     ANNUAL
                                     REPORT
                                      1998

[LOGO]
   LIBERTY
ALL[star]STAR
-------------
 GROWTH FUND